Exhibit 10.6

SERVICE AGREEMENT

THIS AGREEMENT (the “Agreement”) is made and entered into this 12th day of December, 2006, by and between ELITE FINANCIAL COMMUNICATIONS GROUP, LLC, located at 605 Crescent Executive Court, Suite 124, Lake Mary, Florida 32746, (hereinafter referred to as “ELITE”) and DATAJUNGLE SOFTWARE INC., located at 1 Hines Road, Suite 202, Ottawa, Ontario, Canada K2K 3C7, (hereinafter referred to as the “Company”).

WITNESSETH:

For and consideration of the mutual promises and covenants contained herein, the parties hereto agree as follows:

1)

EMPLOYMENT

Company hereby hires and employs ELITE as an independent contractor, and ELITE does hereby accept its position as an independent contractor to the Company upon the terms and conditions hereinafter set forth.

2)

TERM

The term of this Agreement shall be for twelve (12) months. However the Company shall retain the right to terminate this Agreement following the first 90 consecutive days of representation by ELITE.  Said desire to terminate must be submitted in writing to ELITE by the Company no less than 30 days prior to the desired termination date.

3)

DUTIES AND OBLIGATIONS OF ELITE

a)

ELITE will review and analyze various aspects of the Company’s goals and make recommendations on feasibility and achievement of desired goals.

b)

Through its Market Relations Group, ELITE will provide exposure to its network of firms and brokers that may be interested in participating with the Company, schedule and conduct the necessary due diligence, and obtain the required approvals necessary for those firms to participate.  ELITE will also interview and make determinations on any brokerage or institutional firms referred by the Company with regard to their participation.

c)

At the Company’s request, ELITE will be available to field any calls from firms, individual investors/shareholders and brokers inquiring about the Company.  In addition, ELITE will assist the Company in preparing its quarterly communications relative to its financial results and coordinate corresponding news announcements, conference calls and simulcasts on the Internet in accordance with Regulation FD.

d)

ELITE will feature the Company on the Internet via ELITE’s home web site (www.efcg.net) within the Elite Financial Forum which will feature comprehensive information relative to the Company’s fundamental and technical strengths, as well as industry and corporate overviews; management biographies; stock trading history; market making activity; conference call/webcast archives; and other information meaningful to the investment community.  The Forum will be updated routinely and provide for site visitors to request ongoing information about the Company as it is released.

e)

ELITE shall write, produce and/or assist the Company in preparing and releasing all news announcements.  The Company shall be solely responsible for paying all fees associated with the actual release(s) through BusinessWire, PR Newswire, or any other comparable news dissemination source. ELITE will create, build and continually enhance a database of all brokers, investors, analysts and media contacts who have expressed an interest in receiving ongoing information on the Company and manage the ongoing distribution of news announcements and/or other Company approved communications.

f)

ELITE shall serve as the Company’s publicist and will strive to obtain coverage in both national and industry publications, in financial newsletters, on financial radio and television programming and via traditional press mediums.  Specifically, ELITE will facilitate an ongoing outreach program to an intelligently targeted universe of media professionals.  Further, ELITE will track published articles and provide monthly clippings of those articles/mentions featuring the Company.

g)

At the Company’s request, strive to obtain the Company analyst coverage and/or investment banking sponsorship.

h)

ELITE shall arrange for a series of due diligence meetings with select broker/dealers, institutional investors and analysts at predetermined dates throughout the campaign term, while remaining compliant with the rules and regulations associated with Regulation FD.

i)

ELITE shall develop customized, high-quality, high-impact and fully integrated financial communications programs and platforms, and leverage our strategic resources to enhance general product/service marketing programs initiated by the Company.

j)

ALL OF THE FOREGOING ELITE-PREPARED DOCUMENTATION CONCERNING THE COMPANY, INCLUDING, BUT NOT LIMITED TO, INFORMATIONAL WRITE-UPS, NEWS ANNOUNCEMENTS, SHAREHOLDER LETTERS, ET AL, SHALL BE PREPARED BY ELITE USING MATERIALS SUPPLIED TO IT BY THE COMPANY AND SHALL BE APPROVED BY THE COMPANY PRIOR TO DISSEMINATION BY ELITE.

4)

ELITE’S COMPENSATION

a)

$10,000, payable per month.

i)

For the first six months of this Agreement, the Company may elect to pay the monthly consideration of $10,000 in a combination of cash and common stock, restricted pursuant to Rule 144, presuming the monthly cash component is a minimum of $5,000.

(1)

The Company agrees to notify Elite no less than five (5) days prior to each monthly payment due date of its intent to pay in cash or cash and restricted stock.

(2)

The first monthly cash payment will be due immediately upon execution of this Agreement, with subsequent monthly cash payments due and payable every 30 days thereafter.  The Company agrees to make all monthly cash payments on the applicable due date and in no event beyond five (5) business days past the due date.

(3)

The restricted stock component, if any, will be calculated using a price of $0.15 per share.  The Company will cause a stock certificate, with applicable restrictive legend, to be issued to ELITE on the 91st and 181st day (“stock issuance dates”) following execution of this Agreement, representing stock compensation, if any, due for the applicable three billing periods immediately preceding the stock issuance dates.  The Company will use its best efforts to have said stock certificates, if any, delivered within 15 business days following the applicable stock issuance dates.

b)

ELITE would also be entitled to receive a  warrant to purchase up to 155,000 common shares of the Company’s common stock, exercisable at an exercise price of $0.30 per share vesting immediately and expiring on December 31, 2010 with cashless exercise if the underlying shares are not registered.

The Company shall agree to issue ELITE piggyback registration rights for any common shares earned in consideration of the monthly payment consideration as defined above, and the common shares underlying the warrant listed above, whereby the Company will use best efforts to register these shares for resale by ELITE on the first applicable Registration Statement filed by the Company with the U.S. Securities & Exchange Commission; said underlying common shares shall be held by the Company until such time as ELITE elects to exercise its warrant to purchase the common shares.

The Company makes no representation or warranties as to its ability to have any registration statement declared effective.  In the event the Company is advised by the staff of the SEC, or any applicable self-regulatory or state securities agency that the inclusion of the shares will prevent, preclude or materially delay the effectiveness of a registration statement filed, the Company, in good faith, may amend such registration statement to exclude the Shares without otherwise affecting ELITE's rights to any other registration statement.

5)

ELITE’S EXPENSES AND COSTS

Company shall pay all reasonable costs and expenses incurred by ELITE, its directors, officers, employees and agents, in carrying out its duties and obligations pursuant to the provisions of this Agreement, excluding ELITE’s general and administrative expenses and costs, but including and not limited to the following costs and expenses; provided all costs and expense items in excess of $1.00 (One Dollar) must be approved by the Company in writing prior to ELITE’s incurrence of the same:

a)

Seminars, expositions, money and investment conferences.

b)

Radio and television time and print media advertising costs, when/if applicable.

c)

Subcontract fees and costs incurred in preparation of independent third party research reports, when/if applicable.

d)

Cost of on-site due diligence meetings, if applicable.

e)

Printing and publication costs of brochures and marketing materials, which are not supplied by the Company.

f)

Corporate web site development costs.

g)

Printing and publication costs of Company annual reports, quarterly reports, and/or other shareholder communication collateral material, which is not supplied by the Company.

6)

COMPANY’S DUTIES AND OBLIGATIONS

Company shall have the following duties and obligations under this Agreement:

a)

Cooperate fully and timely with ELITE so as to enable ELITE to perform its obligations under this Agreement.

b)

Within ten (10) days of the date of execution of this Agreement to deliver to ELITE a complete due diligence package on the Company, including all the Company’s filings with the U.S. Securities and Exchange Commission within the last twelve months; the last six (6) months of press announcements on the Company; and all other relevant materials with respect to such filings, including but not limited to, corporate reports, brochures, and the like, and a list of analysts and or fund managers, who have been following the Company.

c)

The Company will act diligently and promptly in reviewing materials submitted to it from time to time by ELITE and inform ELITE of any inaccuracies contained therein prior to the dissemination of such materials.

d)

Promptly give written notice to ELITE of any change in the Company’s financial condition or in the nature of its business or operations which had or might have an adverse material effect on its operations, assets, properties or prospects of its business.

e)

Promptly pay all Company pre-approved costs and expenses incurred by ELITE under the provisions of this Agreement when presented with invoices for the same by ELITE.

f)

Give full disclosure of all material facts concerning the Company to ELITE and update such information on a timely basis.

g)

Promptly pay the compensation due ELITE under the provisions of this Agreement, and as defined in Section 4 and Sections 5 and 6 (if and when applicable) herein.

7)

NONDISCLOSURE

Except as may be required by law, the Company, its officers, directors, employees, agents and affiliates shall not disclose the contents and provisions of this Agreement to any individual or entity without ELITE’s expressed written consent subject to disclosing same further to Company counsel, accountants and other persons performing investment banking, financial, or related functions for the Company.

8)

COMPANY’S DEFAULT

In the event of any default in the payment of ELITE’s compensation to be paid to it pursuant to this Agreement, or any other charges or expenses on the Company’s part to be paid or met, or any part or installment thereof, at the time and in the manner herein prescribed for the payment thereof and as when the same becomes due and payable, and such default shall continue for five (5) days after ELITE’s written notice thereof is received by Company; in the event of any default in the performance of any of the other covenants, conditions, restrictions, agreements, or other provisions herein contained on the part of the Company to be performed, kept, complied with or abided by, and such default shall continue for five (5) days after ELITE has given Company written notice thereof, or if a petition in bankruptcy is filed by the Company, or if the Company is adjudicated bankrupt, or if the Company shall compromise all its debts or assign over all its assets for the payment thereof, of if a receiver shall be appointed for the Company’s property, then upon the happening of any of such events, ELITE shall have the right, at its option, forthwith or thereafter to accelerate all compensation, costs and expenses due or coming due hereunder and to recover the same from the Company by suit or otherwise and further, to terminate this Agreement.  The Company covenants and agrees to pay all reasonable attorney fees, paralegal fees, costs and expenses due of ELITE, including court costs, (including such attorney fees, paralegal fees, costs and expenses incurred on appeal) if ELITE employs an attorney to collect the aforesaid amounts or to enforce other rights of ELITE provided for in this Agreement in the event of any default as set forth above and ELITE prevails in such litigation.

9)

COMPANY’S REPRESENTATIONS AND WARRANTIES

The Company represents and warrants to ELITE for the purpose of inducing ELITE to enter into and consummate this Agreement as follows:

a)

The Company has the power and authority to execute, deliver and perform under this Agreement.

b)

The execution and delivery by the Company of this Agreement have been duly and validly authorized by all requisite action by the Company.  No license, consent or approval of any form is required for the Company’s execution and delivery of this Agreement.

c)

No representation or warranty by the Company in this Agreement and no information in any statement, certificate, exhibit, schedule or other document furnished, or to be furnished by the Company to ELITE pursuant hereto, or in connection with the transactions contemplated hereby, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading.  There is no fact which the Company has not disclosed to ELITE, in writing, or in SEC filings or news announcements, which materially adversely affects, nor, so far as the Company can now reasonably foresee, may adversely affect the business, operations, prospects, properties, assets, profits or condition (financial or otherwise) of the Company. IN NO EVENT WILL THE COMPANY BE LIABLE FOR ANY INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES NOR FOR ANY CLAIM AGAINST ELITE BY ANY PERSON OR ENTITY ARISING FROM OR IN ANY WAY RELATED TO THIS AGREEMENT,

10)

ELITE’S DEFAULT

In the event of any default in the performance by ELITE pursuant to this Agreement, at the sole discreation of the company, and such default shall continue for five (5) days after the company’s written notice thereof is received by ELITE; in the event of any default in the performance of any of the other covenants, conditions, restrictions, agreements, or other provisions herein contained on the part of  ELITE to be performed, kept, complied with or abided by, and such default shall continue for five (5) days after Company has given ELITE written notice thereof, or if a petition in bankruptcy is filed by the ELITE, or if ELITE is adjudicated bankrupt, or if ELITE shall compromise all its debts or assign over all its assets for the payment thereof, of if a receiver shall be appointed for ELITE’s property, then upon the happening of any of such events, the Company shall have the right, at its option, forthwith or thereafter to get back all of its money from ELITE by suit or otherwise and further, to terminate this Agreement.  ELITE covenants and agrees to pay all reasonable attorney fees, paralegal fees, costs and expenses due of the Company, including court costs, (including such attorney fees, paralegal fees, costs and expenses incurred on appeal) if the Company employs an attorney to collect the aforesaid amounts or to enforce other rights of the

Company provided for in this Agreement in the event of any default as set forth above and the Company prevails in such litigation.

11)

LIMITATION OF ELITE LIABILITY

If ELITE fails to perform its services hereunder, its entire liability to the Company shall not exceed the lessor of (a) the amount of cash compensation ELITE has received from the Company under Section 4 of this Agreement or (b) the actual damage to the Company as a result of such non-performance.  IN NO EVENT WILL ELITE BE LIABLE FOR ANY INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES NOR FOR ANY CLAIM AGAINST THE COMPANY BY ANY PERSON OR ENTITY ARISING FROM OR IN ANY WAY RELATED TO THIS AGREEMENT, UNLESS SUCH DAMAGES RESULT FROM THE USE, BY ELITE, OF INFORMATION NOT AUTHORIZED BY THE COMPANY.

12)

MISCELLANEOUS

a)

  Notices.  Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given when delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid to the parties hereto at their addresses first above written.  Either party may change his or its address for the purpose of this paragraph by written notice similarly given.

b)

  Entire Agreement.  This Agreement represents the entire agreement between the Parties in relation to its subject matter and supercedes and voids all prior agreements between such Parties relating to such subject matter.

c)

  Amendment of Agreement.  This Agreement may be altered or amended, in whole or in part, only in writing signed by both Parties.

d)

  Waiver.  No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other subsequent breach or condition, whether of a like or different nature, unless such shall be signed by the person making such waiver and/or which so provides by its terms.

e)

Captions.  The captions appearing in this Agreement are inserted as a matter of convenience and for reference and in no way affect this Agreement, define, limit or describe its scope or any of its provisions.

f)

Situs.  This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.  Venue shall be located in Seminole County, Florida.

g)

Benefits.  This Agreement shall inure to the benefit of and be binding upon the Parties hereto, their heirs, personal representatives, successors and assigns.

h)

 Severability.  If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any way render invalid or unenforceable any other provisions of this Agreement, and this Agreement shall be carried out as if such invalid or unenforceable provision were not contained herein.

i)

Arbitration.  Any controversy, dispute or claim arising out of or relating to this Agreement or the breach thereof shall be settled by arbitration.  Arbitration proceedings shall be conducted in accordance with the rules then prevailing of the American Arbitration Association or any successor.  The award of the Arbitration shall be binding on the Parties.  Judgment may be entered upon an arbitration award or in a court of competent jurisdiction and confirmed by such court.  Venue for arbitration proceedings shall be located in Seminole County, Florida.  The costs of arbitration, reasonable attorney’s fees of the Parties, together with all other expenses, shall be paid as provided in the Arbitration award.

j)

Currency.  In all instances, references to monies used in this Agreement shall be deemed to be United States dollars.

k)

Multiple Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of such counterparts shall constitute one (1) instrument.

IN WITNESS WHEREOF, the Parties have executed this Agreement on the day and year as follows:

CONFIRMED AND AGREED ON THIS 12th DAY OF DECEMBER 2006.

ELITE FINANCIAL COMMUNICATIONS GROUP, LLC

By: /s/  Dodi B. Handy

/s/ Teri Naylor

ELITE Officer

Witness

      Dodi B. Handy

Teri Naylor

Print Name

Print Name

CONFIRMED AND AGREED ON THIS 12th DAY OF DECEMBER 2006.

DATAJUNGLE SOFTWARE INC.

By: /s/ Edward Munden

/s/ Larry Bruce

Duly Authorized

Duly Authorized

      Edward Munden

Larry Bruce

Print Name

Print Name